UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2023

INFINT ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Broadway, Suite 401 New York, NY	10004
(Address of principal executive offices)	(Zip Code)

(212) 287-5010
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one Warrant	IFIN.U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	IFIN	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IFIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, INFINT Acquisition Corporation (“INFINT” or the “Company”) has called an extraordinary general meeting of shareholders of the Company to be held at 12:00 p.m. Eastern Time on August 18, 2023 (the “Extraordinary Meeting”) for the sole purpose of considering and voting on, among other proposals, (i) a proposal to approve, by way of special resolution, an amendment to INFINT’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which INFINT has to consummate an initial business combination (the “Extension”) from August 23, 2023 (the “Current Termination Date”) to February 23, 2024 or such earlier date as may be determined by INFINT’s board of directors (such date, the “Extension Date”, and such proposal, the “Extension Proposal”) and (ii) a proposal to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary Meeting. Each such proposal is described in more detail in the definitive proxy statement related to the Extraordinary Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 2, 2023 (the “Definitive Proxy Statement”).

On August 7, 2023, the Company issued a press release announcing that if the requisite shareholder proposals are approved at the Extraordinary Meeting and the Extension is implemented, on the Current Termination Date, and the 23rd day of each subsequent calendar month until the Extension Date, the lesser of (x) $160,000 and (y) $0.04 per public share multiplied by the number of public shares outstanding on such applicable date (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”) will be deposited into the Company’s trust account (a “Contribution”).

If a Contribution is not made by an applicable Contribution Date, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as amended. Any Contribution is conditioned on the approval of the requisite shareholder proposals at the Extraordinary Meeting and the implementation of the Extension. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to commence winding up prior to any Contribution Date, any obligation to make Contributions will terminate.

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The Company expects that the proceeds held in the trust account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, or in an interest bearing demand deposit account, until the earlier of: (i) the completion of the Company’s initial business combination, and (ii) the liquidation of, and distribution of the proceeds from, the trust account.

As previously disclosed, on August 3, 2022, INFINT entered into a definitive business combination agreement with Seamless Group Inc., a Cayman Islands exempted company and a global fintech platform, and FINTECH Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of INFINT. On February 20, 2023, the parties entered into an amendment to the Business Combination Agreement, which was amended on October 20, 2022 and November 29, 2022, as described in the Company’s Current Reports on Form 8-K filed with the SEC on February 23, 2023.

A copy of the accompanying press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain shareholder proposals at the Extraordinary Meeting, the implementation of the Extension or any Contributions to the trust account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Definitive Proxy Statement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Definitive Proxy Statement has been mailed to the Company’s shareholders of record as of the record date for the Extraordinary Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Extraordinary Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov. or by directing a request to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT; email: IFIN.info@investor.morrowsodali.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Extraordinary Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINT ACQUISITION CORPORATION

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer

Date: August 7, 2023

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